EXHIBIT A
---------
JOINT FILER INFORMATION-THE REPORTING PERSONS
---------------------------------------------

TRIAGE CAPITAL MANAGEMENT, L.P.                                   TRIAGE OFFSHORE FUND LTD.
-------------------------------                                   -------------------------
Name: TRIAGE Capital Management L.P.                              Name: TRIAGE Offshore Fund Ltd.
Address: 401 City Avenue, Suite 526                               Address: c/o I.F.A.
         Bala Cynwyd, PA 19004                                             48 Par La Ville Road
Designated Filer: TRIAGE Management LLC                                    Suite 464
Issuer & Ticker Symbol: NetWolves Corporation ("WOLV")                     Hamilton HW11
                                                                           Bermuda
Signature:      TRIAGE Capital Management L.P.,                   Designated Filer: TRIAGE Management LLC
                by its General Partner TRIAGE Management LLC      Issuer & Ticker Symbol: NetWolves Corporation ("WOLV")

                                                                  Signature:      TRIAGE Offshore Fund Ltd.
                  /s/ Leon Frenkel
                ----------------------------------------
                By: Leon Frenkel
                Title: Senior Managing Member                                        /s/ Leon Frenkel
                                                                                  ----------------------------------------
                                                                                  By: Leon Frenkel
                                                                                  Title: Senior Managing Member

LEON FRENKEL                                                      PERISCOPE L.P.
------------                                                      --------------
Name: Leon Frenkel                                                Name: TRIAGE Offshore Fund Ltd.
Address: 401 City Avenue, Suite 526                               Address: 401 City Avenue, Suite 526
         Bala Cynwyd, PA 19004                                             Bala Cynwyd, PA 19004
Designated Filer: TRIAGE Management LLC                           Designated Filer: TRIAGE Management LLC
Issuer & Ticker Symbol: NetWolves Corporation ("WOLV")            Issuer & Ticker Symbol: NetWolves Corporation ("WOLV")

Signature:        /s/ Leon Frenkel                                Signature:   Periscope L.P.
                ----------------------------------------
                Leon Frenkel                                                         /s/ Leon Frenkel
                                                                                  ----------------------------------------
                                                                                  By: Leon Frenkel
                                                                                  Title: General Partner

ALLA FRENKEL                                                      TRIAGE ADVISOR, LLC
------------                                                      -------------------
Name: Alla Frenkel, individually and as an individual and as      Name: TRIAGE Advisors, LLC
Custodian of the Max Pasternack UGMA and as  Custodian of         Address: 401 City Avenue, Suite 526
the Zoe Pasternack UGMA                                           Bala Cynwyd, PA 19004
Address: 1323 Valley Road, Villanova, PA 19085                    Designated Filer: TRIAGE Management LLC
Designated Filer: TRIAGE Management LLC                           Issuer & Ticker Symbol: NetWolves Corporation ("WOLV")
Issuer & Ticker Symbol: NetWolves Corporation ("WOLV")
                                                                  Signature:   TRIAGE Advisors, LLC

Signature:      ----------------------------------------
                Alla Frenkel                                                      /s/ Leon Frenkel
                as an individual and as Custodian of the                       ----------------------------------------
                Max Pasternack UGMA and as Custodian of                        By: Leon Frenkel
                the Zoe Pasternack UGMA                                        Title: Managing Member



OTA LLC
-------
Name: OTA LLC
Address: One Manhattanville Road, Purchase
         New York, 10577
Designated Filer: TRIAGE Management LLC
Issuer & Ticker Symbol: NetWolves Corporation ("WOLV")

Signature:   OTA LLC


                  /s/ Richard Cayne
                -------------------------------------------
                By: Richard Cayne
                Title: